ECONOMIC AND INTEREST RATE OUTLOOK

FUNDS' INVESTMENT HIGHLIGHTS

FUNDS' PORTFOLIOS

FINANCIAL INFORMATION
     FINANCIAL STATEMENTS
     FINANCIAL HIGHLIGHTS
     NOTES TO FINANCIAL STATEMENTS

                               PRESIDENT'S MESSAGE

Six-Month Performance Improvement
     Economic forces continued to provide investors with opportunities for financial achievement during the past six months. While the equity markets received the majority of press attention, fixed income investors found ample reason to stay the course. Our Bond Fund portfolios performed well in a period of low and stabilized inflation.
     For the six-month period ended June 30, 1997, Class A share total returns at net asset value were 2.87% from U.S. Government Fund, 3.76% from Income Fund, and 2.62% from Tax-Exempt Bond Fund. For a more complete discussion of performance including returns to Class B shareholders and the effect of maximum sales charges, please refer to the Investment Highlights section of this report.

California, Here We Come
     In recent months, Washington Mutual, Inc., the parent company of both our principal distributor and investment adviser, made two exceptionally important acquisitions. American Savings Bank and Great Western Bank will greatly expand the organization, more than doubling Washington Mutual's total number of retail branches to more than 700 - most of them in California. The key benefit to the Composite Group will be the opportunity to make our Funds available to a vastly expanded population base through financial consultants in these branches. Our success in this effort should bring greater economies of scale to our operations. Over time, this should result in a reduction of Fund expenses to the benefit of shareholders.

A Salute To Lee Sahlin
     I want to make special note of the retirement of Chairman Lee Sahlin from our Board this past January. Armed with a graduate degree in economics from Washington State University, Lee joined our distributor in 1955. Since then, he has been at various times, the CEO of that organization as well as the Composite Group of Funds and Composite Research & Management Co., the Funds' adviser. [PHOTO - RETIRING CHAIRMAN OF THE BOARD, LEE SAHLIN]
     Lee was instrumental in organizing most of our Funds and in developing a cadre of professionals committed to a conservative, long-term approach to the accumulation and protection of wealth. Our shareholders and staff have been the beneficiaries of his strengths and integrity.


/s/ William G. Papesh
WILLIAM G. PAPESH
PRESIDENT

                       ECONOMIC AND INTEREST RATE OUTLOOK

     THE FIRST HALF OF 1997 STARTED off strongly with the economy growing exceptionally fast during the first quarter. In fact, the situation was pronounced enough to prompt the Federal Reserve to raise short-term interest rates for the first time since February, 1995. After that, however, the economy slowed appreciably, resulting in second quarter growth that was expected to be below average. Overall, interest rates moved up at the beginning of the year but then fell as the middle of the year approached. Despite some volatility, rates ended the period little changed.
     In the near term, there are a number of factors that could push up interest rates. Because we are in the latter stages of a business cycle, there is a growing concern that the forward momentum in the economy will produce excessive growth and inflation. The Fed's response is typically to increase interest rates. Furthermore, unemployment remains low and it is becoming increasingly difficult to balance rising wages with benefit reductions. Inflationary pressures may be felt from overseas as well, as Japan and Germany have been stimulating their economies, potentially increasing inflationary pressures from overseas.
     Offsetting these concerns in the longer term is the Federal Reserve's commitment to a low inflation environment and the still very positive structural forces in the economy that should keep interest rates contained on the upside.
     Additionally, the level of intermediate interest rates (6.35% - 6.50%) presently offers a very good historical return versus inflation. For all investors, especially fixed income investors, inflation is the biggest nemesis because it erodes purchasing power. By having a real return of approximately
3.65% better than inflation, investors are being amply rewarded for purchasing fixed income securities.
     In summary, we anticipate an environment of contained inflation and, despite the potential for a near-term rise in interest rates, we believe fixed income investments currently offer very good value.

                              INVESTMENT HIGHLIGHTS
                   COMPOSITE U.S. GOVERNMENT SECURITIES, INC.
[CHART]

               FUND PERFORMANCE
             PERIODS ENDED 6/30/97
------------------------------------------------
                   SIX MONTHS

                            CLASS A   CLASS B
                            SHARES    SHARES
                            -------   -------
TOTAL RETURN
 Without sales charge        2.87%     2.43%

PER SHARE
 Dividends                  $0.313    $0.269

NET ASSET VALUES
 Beginning                  $10.46    $10.46
 Ending                     $10.44    $10.44

30-DAY YIELD                 5.77%     5.20%
------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS

                    WITH           WITHOUT
CLASS A             SALES           SALES
SHARES              CHARGE         CHARGE
-------             ------         -------

ONE YEAR             3.67%          8.01%
FIVE YEARS           5.19%          6.05%
TEN YEARS            7.62%          8.06%

CLASS B
SHARES
-------

ONE YEAR             4.04%          7.04%
LIFE OF CLASS        5.76%          6.03%
(since 3/30/94)
------------------------------------------------
REFERENCE TO SALES CHARGES ABOVE IS BASED ON THE MAXIMUM 4% INITIAL SALES CHARGE FOR CLASS A SHARES OR APPLICABLE CLASS B CONTINGENT DEFERRED SALES CHARGES OF 4% FOR ONE YEAR AND 2% SINCE MARCH 1994. INFORMATION PRESENTED REPRESENTS PAST PERFORMANCE WHICH CANNOT PREDICT FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES OF FUND SHARES WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Impacts on recent performance
     During the first half of 1997 interest rates were relatively stable. This was positive for mortgage-backed securities which make up 75% of the Fund. The major uncertainty with mortgage securities is deviation from expected prepay-ments. These mortgage-backed securities are essentially a group of homeowner mortgage loans that have been pooled and guaranteed against default by a government agency.
     Homeowners have the luxury of prepaying their mortgage at any time. Often, they will do so at the most opportune time, which for the purchaser of the securities tends to be the least opportune time. If interest rates fall, homeowners will refinance, resulting in mortgage-backed securities with high interest rates being called away from the purchasers; if interest rates rise, homeowners will not refinance, causing purchasers to be stuck with low interest rate securities. Therefore, if interest rates are stable, prepayments become less volatile, which in turn has historically caused mortgage-backed securities to perform very well.
     Given that the Fund invests only in some of the safest instruments, which are government-guaranteed or government-backed, the performance shown in the chart has been quite good, especially considering the low level of inflation over those time periods.

What's Ahead?
     As a strategy we look for the best profile of yield versus prepayment risk in mortgages. While a good portion of the time that will keep us away from the highest-yielding securities, at the same time it will help us avoid the potential for significant under-performance which plagued some funds in 1994. Diversification in the portfolio's mortgage-backed securities also spreads prepayment risk over a wide range of issues.
     We continue to believe that by focusing on controlling prepayments, mortgage-backed securities can be used to create a portfolio with above-average yield and relatively stable income characteristics.
     With the outlook for inflation benign, we feel today's interest rate levels continue to offer very good value. There can and will be periods when rates will rise but the long-term trend, in our opinion, is for rates to continue edging downward. Because of our long-term focus in managing the Funds, we continue to have the portfolio skewed to capture the benefits of falling rates while controlling prepayments.

Key investment strategies
     The Fund's objective is to provide a high level of current income that is consistent with safety and liquidity. We seek to accomplish this by investing in a combination of intermediate-maturity mortgage-backed and U.S. Treasury securities. By taking advantage of changing fundamentals between different segments of the mortgage market and by anticipating broad changes in interest rates, we feel we can add additional income to the Fund while clearly meeting the safety and liquidity objectives.

                              COMPOSITE INCOME FUND

[CHART]
              FUND PERFORMANCE
             PERIODS ENDED 6/30/97
------------------------------------------------
                   SIX MONTHS

                            CLASS A   CLASS B
                            SHARES    SHARES
                            -------   -------
TOTAL RETURN
 Without sales charge        3.76%     3.34%

PER SHARE
 Dividends                   $0.296    $0.259

NET ASSET VALUES
 Beginning                   $ 9.15    $9.17
 Ending                      $ 9.19    $9.21

30-DAY YIELD                 6.14%     5.57%
------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS

                    WITH           WITHOUT
CLASS A             SALES           SALES
SHARES              CHARGE         CHARGE
-------             ------         -------
ONE YEAR             5.63%          10.01%
FIVE YEARS           6.62%           7.49%
TEN YEARS            7.74%           8.18%

CLASS B
SHARES
-------
ONE YEAR             6.18%           9.18%
LIFE OF CLASS        7.05%           7.31%
(since 3/30/94)
------------------------------------------------
REFERENCE TO SALES CHARGES ABOVE IS BASED ON THE MAXIMUM 4% INITIAL SALES CHARGE FOR CLASS A SHARES OR APPLICABLE CLASS B CONTINGENT DEFERRED SALES CHARGES OF 4% FOR ONE YEAR AND 2% SINCE MARCH 1994. INFORMATION PRESENTED REPRESENTS PAST
PERFORMANCE  WHICH  CANNOT  PREDICT  FUTURE  RESULTS.   INVESTMENT  RETURNS  AND
PRINCIPAL VALUES OF FUND SHARES WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Impacts on recent performance
     Performance during the first half of the year was spurred by the health of the two sectors that make up the majority of the Fund's holdings: corporate bonds and mortgage-backed securities. An economy that grew very nicely, coupled with stable inflation, produced an ideal environment for improving corporate credit quality. Consequently, corporate bond performance was very good. Mortgage-backed securities benefited from the limited range interest rates have been in for quite some time, helping to alleviate prepayment volatility, a major risk to mortgage-backed securities.
     Interest rates were basically unchanged for the first six months of 1997, but the net asset value still managed to rise slightly because of the fine performance of the aforementioned sectors.
     Although bond returns have not captured the headlines like stock returns, performance of the Fund as shown in the chart is impressive, especially when compared to the low level of inflation.

What's Ahead?
     Our portfolio is comprised of 58% corporate securities, 23% mortgage-backed securities and 19% U.S. Treasury obligations, a composition we feel comfortable with as we move into the latter half of 1997. The combined credit quality of the portfolio is an "A-" as rated by Standard & Poor's.
     In the corporate bond portion of the portfolio, we continue to concentrate on non-cyclical industries, such as health care, utilities and defense. Our feeling is that we are in the latter stages of a business cycle in which the risk/reward profile is not as favorable for cyclical companies. Nonetheless, we continue to believe that interest rates at today's levels are a good value.

Key investment strategies
     The Fund's objective is to provide a high level of current income that is consistent with the protection of capital. We seek to accomplish this by investing in intermediate-maturity corporate, mortgage-backed and Treasury securities. By taking advantage of changing fundamentals between market sectors and anticipating broad changes in interest rates, we feel we can add additional income to the Fund while maintaining protection of capital.

                         COMPOSITE TAX-EXEMPT BOND FUND

[CHART]
              FUND PERFORMANCE
             PERIODS ENDED 6/30/97
------------------------------------------------
                   SIX MONTHS

                            CLASS A   CLASS B
                            SHARES    SHARES
                            -------   -------
TOTAL RETURN
 Without sales charge        2.62%     2.19%

PER SHARE
 Dividends                  $0.192    $0.159

NET ASSET VALUES
 Beginning                  $ 7.83    $ 7.83
 Ending                     $ 7.84    $ 7.84

30-DAY YIELD                 4.31%     3.64%
------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS

                    WITH           WITHOUT
CLASS A             SALES           SALES
SHARES              CHARGE         CHARGE
-------             ------         -------
ONE YEAR             2.83%          7.11%
FIVE YEARS           5.70%          6.56%
TEN YEARS            7.06%          7.49%

CLASS B
SHARES
-------
ONE YEAR             3.14%          6.14%
LIFE OF CLASS        5.48%          5.77%
(since 3/30/94)
------------------------------------------------
REFERENCE TO SALES CHARGES ABOVE IS BASED ON THE MAXIMUM 4% INITIAL SALES CHARGE FOR CLASS A SHARES OR APPLICABLE CLASS B CONTINGENT DEFERRED SALES CHARGES OF 4% FOR ONE YEAR AND 2% SINCE MARCH 1994. INFORMATION PRESENTED REPRESENTS PAST
PERFORMANCE  WHICH  CANNOT  PREDICT  FUTURE  RESULTS.   INVESTMENT  RETURNS  AND
PRINCIPAL VALUES OF FUND SHARES WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Impacts on recent performance
     During the first half of 1997, municipal bonds performed very well relative to U.S. Treasury securities. Dramatic economic growth in the first quarter heightened inflation concerns and pushed the 30-year Treasury bond yield up 1/2% to a peak in April of 7.17%. This was slightly higher than peak rates of 1996. During this turmoil, the yield for a "Aaa" 30-year municipal also rose a more modest 0.30% to 5.75%.
     Municipals outperformed in another direction as well. Evidence of a slowing economy pulled the Treasury yield back down and at the end of June yields stood only 0.05% above the 1996 year-end level of 6.64%. Municipals, on the other hand, gave up less yield than Treasuries, falling to 5.40%.
     Strength in the municipal market was also helped by a lower level of supply during the first six months of 1997 as compared to 1996. This pushed municipal bond prices up and yields to new lows compared to Treasuries.

What's ahead?
     Going forward, municipals are generally driven by the underlying level of Treasury yields, which we continue to believe represent an attractive value for the long term. Near term, maturities and calls will significantly reduce supply and may further enhance the relative performance of municipals compared to Treasuries.
     Independent of this, the length and strength of economic growth is boosting the quality of municipal credits. For example, California--once hobbled by defense cutbacks and a slowdown in aerospace--is showing strong evidence of growth throughout the state. We have significantly increased holdings of California issues in the Fund.

Key investment strategies
     In pursuit of a high level of current income exempt from federal taxes and protection of investor's capital, we continue to target a longer maturity range and high quality--currently averaging 12.5 years in maturity and a "Aa" credit quality rating by Moody's. We also continue to hold about 50% of the portfolio in noncallable bonds to help lock in attractive yields for the long run.

COMPOSITE
U.S. GOVERNMENT
SECURITIES, INC.

PORTFOLIO OF INVESTMENTS
IN SECURITIES
JUNE 30, 1997

           COMPOSITE U.S. GOVERNMENT SECURITIES PORTFOLIO (UNAUDITED)

  PRINCIPAL                                                                     MARKET
   AMOUNT                                                                       VALUE
  ---------               U.S. TREASURY BONDS-26.19%                        ------------
$ 1,000,000    U.S. Treasury Bond, 5.625%, due 02/15/2006.................  $    939,376
 18,250,000    U.S. Treasury Bond, 7.25%, due 05/15/2016, 08/15/2022......    19,039,706
  6,500,000    U.S. Treasury Bond, 7.50%, due 11/15/2016..................     6,948,910
  5,000,000    U.S. Treasury Bond, 6.25%, due 08/15/2024..................     4,628,130
    500,000    U.S. Treasury Bond, 6.50%, due 11/15/2026..................       479,375
                                                                             ------------
               TOTAL U.S. TREASURY OBLIGATIONS (cost $33,701,719).........    32,035,497
                                                                             ------------

                        MORTGAGE-BACKED SECURITIES-71.76%
                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-50.44%
  4,907,768    6.00%, due 04/20/2026......................................     4,533,565
 21,843,195    6.50%, due 08/15/2023 to 04/15/2026........................    20,908,087
  2,594,064    6.875%, due 12/20/2022.....................................     2,663,219
 19,204,665    7.00%, due 07/15/2008 to 08/15/2023........................    19,010,415
  7,495,594    7.125%, due 05/20/2022 to 09/20/2022.......................     7,720,648
  1,577,897    8.00%, due 04/15/2022......................................     1,613,894
  1,782,200    8.50%, due 05/15/2022......................................     1,852,932
  3,038,238    9.50%, due 07/15/2016 to 09/15/2020........................     3,278,451
     16,100    11.50%, due 07/15/2015.....................................        18,173
     43,128    13.50%, due 09/15/2014 to 12/15/2014.......................        50,150
     40,211    14.00%, due 06/15/2011.....................................        46,859
                                                                             ------------
                                                                              61,696,393
                                                                             ------------
                      COLLATERALIZED MORTGAGE OBLIGATIONS -
                               GNMA-BACKED-21.32%
  8,500,000    Federal Home Loan Mortgage Corporation,
                 6.85%, due 07/25/2018....................................     8,485,380
  1,950,000    Federal National Mortgage Association, 7.50%,
                 due 08/25/2001...........................................     1,990,790
    943,584    Federal National Mortgage Association - ACES,
                 6.783%, due 01/17/2003...................................       945,943
  6,408,000    Federal National Mortgage Association, 8.00%,
                 due 06/25/2005...........................................     6,510,970
  2,230,000    Federal National Mortgage Association, 6.00%,
                 due 08/25/2007...........................................     2,185,868
     95,853    Federal National Mortgage Association, 8.50%,
                 due 02/25/2018...........................................        95,695
  4,900,000    Merrill Lynch, 6.50%, due 08/27/2015.......................     4,785,776
  1,053,442    Mortgage Capital Trust, 9.25%, due 06/01/2017..............     1,085,692
                                                                             ------------
                                                                              26,086,114
                                                                             ------------
               TOTAL MORTGAGE-BACKED SECURITIES (cost $86,711,490)........    87,782,507
                                                                             ------------

                           SHORT-TERM INVESTMENT-1.42%
$ 1,739,000    Repurchase agreement with Goldman Sachs, collateralized
               by a U.S. Treasury Note, in a joint trading account at
               5.75% dated 06/30/1997, due 07/01/1997 with a maturity
               value of $1,739,278 (cost $1,739,000)......................  $  1,739,000
                                                                             ------------
               TOTAL INVESTMENTS (cost $122,152,208)......................   121,557,004
               Other assets, net of liabilities...........................       771,249
                                                                             ------------
               NET ASSETS.................................................  $122,328,253
                                                                             ============
FEDERAL INCOME TAX INFORMATION:
Net unrealized depreciation of investments at June 30, 1997, of $595,204,  based on  aggregate  cost of  $122,152,208,  was  composed  of gross  depreciation  of
$2,675,634  for  investments  having  an  excess  of cost  over  value and gross appreciation of $2,080,430 for investments having an excess of value over cost.

OTHER INFORMATION:
Purchases  and  sales  (including   maturities  and  principal   repayments)  of
investment securities other than short-term investments,  all of which were U.S.
government  securities,  aggregated  $6,136,289 and  $24,950,892,  respectively, during  the six months ended  June 30, 1997.  Principal  repayments of mortgage-
backed securities aggregated $4,989,307.

See accompanying notes to financial statements.

COMPOSITE INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS
IN SECURITIES
JUNE 30, 1997

                  COMPOSITE INCOME FUND PORTFOLIO (UNAUDITED)

  PRINCIPAL                                                                     MARKET
   AMOUNT                                                                       VALUE
  ---------             U.S. TREASURY OBLIGATIONS-19.14%                     ------------
$ 5,225,000    U.S. Treasury Bond, 7.25%, due 08/15/2022..................  $  5,453,599
  6,325,000    U.S. Treasury Bond, 6.25%, due 08/15/2023..................     5,854,584
  1,250,000    U.S. Treasury Bond, 6.50%, due 11/15/2026..................     1,198,439
  1,000,000    U.S. Treasury Note, 9.00%, due 05/15/1998..................     1,027,501
  1,000,000    U.S. Treasury Note, 7.75%, due 01/31/2000..................     1,036,563
  1,000,000    U.S. Treasury Note, 6.25%, due 10/31/2001..................       995,938
  1,250,000    U.S. Treasury Note, 5.875%, due 11/15/2005.................     1,196,485
                                                                             ------------
               TOTAL U.S. TREASURY OBLIGATIONS (cost $16,594,531).........    16,763,109
                                                                             ------------
                        MORTGAGE-BACKED SECURITIES-25.40%
                            GOVERNMENT AGENCY-16.38%
    238,498    Federal Home Loan Mortgage Corporation, 9.00%,
                 due 12/01/2004...........................................       247,815
  1,707,367    Federal National Mortgage Association, 8.00%,
                 due 12/01/2026...........................................     1,746,317
  2,528,679    Government National Mortgage Association, 6.00%,
                 due 02/15/2024...........................................     2,351,679
  8,908,907    Government National Mortgage Association,
                 6.50%, due 08/15/2023 to 04/15/2026......................     8,527,517
  1,504,354    Government National Mortgage Association, 7.00%,
                 due 07/15/2023...........................................     1,478,502
                                                                             ------------
                                                                              14,351,830
                                                                             ------------
                      COLLATERALIZED MORTGAGE OBLIGATIONS -
                         GOVERNMENT AGENCY BACKED-5.37%
    705,322    Federal Home Loan Mortgage Corporation, 8.75%,
                 due 06/15/2005...........................................       720,083
  1,000,000    Federal Home Loan Mortgage Corporation, 7.50%,
                 due 07/15/2020...........................................     1,014,036
  2,918,692    Weyerhaeuser 1982-C FHA Putable, 7.43%, due 06/01/2022.....     2,967,747
                                                                             ------------
                                                                               4,701,866
                                                                             ------------
                    COLLATERALIZED MORTGAGE OBLIGATIONS-3.65%
  1,750,000    Donaldson, Lufkin & Jenrette, 7.35%, due 12/18/2003........     1,743,865
    862,557    Resolution Trust Corporation - 1991-M2 - A-2,
                 7.55%, due 09/25/2020....................................       654,924
    850,000    Ryland Mortgage Securities Corporation - 1992-12A,
                 6.50%, due 09/25/2023....................................       801,448
                                                                             ------------
                                                                               3,200,237
                                                                             ------------
               TOTAL MORTGAGE-BACKED SECURITIES (cost $22,346,939)........    22,253,933
                                                                             ------------

                             CORPORATE BONDS-42.00%
  1,000,000    Aetna Services, Inc., 7.625%, due 08/15/2026...............       996,825
    850,000    American Home Products Corporation, 7.25%, due 03/01/2023..       831,880
  1,000,000    AMR Corporation, 9.75%, due 03/15/2000.....................     1,076,115
  1,000,000    Bank of New York, 7.875%, due 11/15/2002...................     1,042,813
  1,000,000    Boeing Company, 8.75%, due 08/15/2021......................     1,163,085
  1,500,000    Burlington Northern, 8.75%, due 02/25/2022.................     1,668,647
  1,600,000    Burlington Resources, 9.125%, due 10/01/2021...............     1,870,570
    750,000    Conagra, Inc., 9.75%, due 03/01/2021.......................       920,309
  2,000,000    Continental Corporation, 7.25%, due 03/01/2003.............     2,011,354
    500,000    Crane Company, 8.50%, due 03/15/2004.......................       539,596
  2,000,000    Dart & Kraft Finance NV, 7.75%, due 11/30/1998.............     2,033,882
    500,000    Developers Diversified Realty, 6.58%, due 02/06/2001.......       490,174
  1,250,000    FHP International, 7.00%, due 09/15/2003...................     1,238,041
  1,000,000    First Nationwide, 10.00%, due 10/01/2006...................     1,149,191
  1,000,000    Fleming Companies, Inc., 5.77%, due 08/06/1998.............       954,506
    900,000    Franchise Finance Corporation, 7.00%, due 11/30/2000.......       902,890
  1,100,000    Franchise Finance Corporation, 7.875%, due 11/30/2005......     1,139,030
    850,000    Golden Books Publishing, 7.65%, due 09/15/2002.............       805,375
  1,450,000    Integon Corporation, 8.00%, due 08/15/1999.................     1,463,713
  1,250,000    Kemper Corporation, 6.875%, due 09/15/2003.................     1,243,249
  1,000,000    Loral Corporation, 8.375%, due 06/15/2024..................     1,094,546
  1,000,000    Loral Corporation, 7.625%, due 06/15/2025..................     1,012,056
  1,000,000    Manufacturers and Traders Trust Company, 8.125%,
                 due 12/01/2002...........................................     1,050,083
    500,000    Mercantile Bank, 7.625%, due 10/15/2002....................       515,709
  1,000,000    Niagara Mohawk Power, 9.75%, due 11/01/2005................     1,093,328
  1,445,000    Niagara Mohawk Power, 8.77%, due 01/01/2018................     1,489,672
  1,000,000    Norwest Corporation, 6.65%, due 10/15/2023.................       894,630
  1,000,000    Pacific Gas and Electric, 9.08%, due 12/15/1997............     1,014,265
  1,400,000    Riviera Holdings Corporation, 11.00%, due 12/31/2002.......     1,477,000
    500,000    Summit Bancorp, 8.625%, due 12/10/2002.....................       535,380
  1,200,000    Texas Utilities Electric, 9.50%, due 08/01/1999............     1,263,511
    500,000    Time Warner, Inc., 9.15%, due 02/01/2023...................       553,280
    300,000    U S West Capital Funding, Inc., 6.95%, due 01/15/2037......       297,514
  1,000,000    Weyerhaeuser Corporation, 7.125%, due 07/15/2023...........       959,691
                                                                             ------------
               TOTAL NON-CONVERTIBLE CORPORATE BONDS (cost $36,232,838)...    36,791,910
                                                                             ------------

                        CONVERTIBLE CORPORATE BONDS-4.78%
    250,000    Battle Mountain Gold Company, 6.00%, due 01/04/2005........       201,875
  1,000,000    CII Financial, 7.50%, due 09/15/2001.......................       945,000
    200,000    First State Bancorporation, 7.50%, due 04/30/2017..........       216,750
  1,400,000    Integrated Device Technology, Inc., 5.50%, due 06/01/2002..     1,195,250
    350,000    Jumbosports, Inc., 4.25%, due 11/01/2000...................       242,375
    750,000    Spectrum Holobyte, Inc., 6.50%, due 09/15/2002.............       544,688
  1,200,000    Veterinary Centers of America, 5.25%, due 05/01/2006.......       838,500
                                                                             ------------
               TOTAL CONVERTIBLE CORPORATE BONDS (cost $4,103,142)........     4,184,438
                                                                             ------------

                      U.S. DOLLAR FOREIGN OBLIGATIONS-2.77%
  1,000,000    Province of Alberta, 9.25%, due 04/01/2000.................     1,073,010
  1,750,000    United Mexican States, Series B, 6.25%, due 12/31/2019.....     1,356,250
                                                                             ------------
               TOTAL FOREIGN OBLIGATIONS (cost $2,048,522)................     2,429,260
                                                                             ------------

   SHARES                     PREFERRED STOCK-3.63%
  ---------
      2,000    California Federal Bank, Series B..........................       220,500
      4,700    Equity Residential Properties Trust,
                 Series E (Convertible)...................................       125,138
     15,100    First Industrial Realty Trust, Series A....................       396,375
     17,500    Integon Corporation (Convertible)..........................     1,161,562
     13,000    Microsoft Corporation (Convertible)........................     1,131,000
      5,500    Pacificare Health Systems, Inc., Series A (Convertible)....       147,812
                                                                             ------------
               TOTAL PREFERRED STOCK (cost $2,718,147)....................     3,182,387
                                                                             ------------
  PRINCIPAL
   AMOUNT
  ---------                REPURCHASE AGREEMENT-0.90%
  $ 789,000    Repurchase agreement with Goldman Sachs, collateralized
               by a U.S. Treasury Note, in a joint trading account at
               5.75% dated 06/30/1997, due 07/01/1997 with a maturity
               value of $789,126 (cost $789,000).........................        789,000
                                                                             ------------
               TOTAL INVESTMENTS (cost $84,833,119).......................    86,394,037
               Other assets, net of liabilities...........................     1,210,413
                                                                             ------------
               NET ASSETS.................................................  $ 87,604,450
                                                                             ============
FEDERAL INCOME TAX INFORMATION:
Net  unrealized  appreciation  of  investments  at June 30, 1997, of $1,560,918, based on aggregate cost of  $84,833,119,  was composed of gross  appreciation of
$2,500,805 for those  investments  having an excess of value over cost and gross depreciation of $939,887 for investments having an excess of cost over value.

OTHER INFORMATION:
Purchases  and  sales  (including   maturities  and  principal   repayments)  of
investment securities, other than short-term investments,  aggregated $8,259,220 and  $10,154,277,  respectively,  during  the six months  ended  June 30,  1997, including  purchases and sales of U. S. government  securities of $3,388,320 and
$668,458,  respectively.  Principal  repayments  of  mortgage-backed  securities aggregated $1,006,610.

See accompanying notes to financial statements.

COMPOSITE TAX-EXEMPT
BOND FUND, INC.

PORTFOLIO OF INVESTMENTS
IN SECURITIES
JUNE 30, 1997

              COMPOSITE TAX-EXEMPT BOND FUND PORTFOLIO (UNAUDITED)

  PRINCIPAL                                                                     MARKET
   AMOUNT                                                                        VALUE
 ----------          LONG-TERM MUNICIPAL OBLIGATIONS-94.03%                   --------
                       EDUCATION FACILITIES REVENUE-1.79%
 $  785,000    University of Washington (MBIA), 7.00%, due 12/01/2021.....  $    864,575
  2,750,000    Washington State Higher Education Facilities,
                 Pacific Lutheran University Project (CONNIE LEE),
                 5.70%, due 11/02/2026....................................     2,697,888
                                                                             ------------
                                                                               3,562,463
                                                                             ------------
                            GENERAL OBLIGATION-26.16%
  5,000,000    California State General Obligation (FGIC), 5.625%,
                 due 10/01/2023...........................................     4,999,500
  5,000,000    Cook County Illinois (FGIC), 5.875%, due 11/15/2022........     5,065,850
  5,000,000    Georgia State, 6.30%, due 03/01/2009.......................     5,604,300
  5,555,000    Hawaii State, 6.40%, due 03/01/2009........................     6,227,988
  2,000,000    Honolulu City & County, 6.00%, due 01/01/2012..............     2,133,120
  4,000,000    King County Washington Ref-Sewer, Series C,
                 5.25%, due 01/01/2021....................................     3,861,320
  4,500,000    King County Washington School District #415-Kent,
                 Series C, 6.30%, due 12/01/2008..........................     4,993,740
  6,230,000    Washington County, Oregon (Criminal Justice Facilities),
                 6.00%, due 12/01/2012....................................     6,550,845
  7,570,000    Washington State, Series B, 5.00%, due 05/01/2017..........     7,146,383
  4,900,000    Washington State, Series B, 6.40%, due 06/01/2017..........     5,502,847
                                                                             ------------
                                                                              52,085,893
                                                                             ------------
                             HOSPITAL REVENUE-2.46%
  1,750,000    Washington Health Care Facilities Authority, Fred
                 Hutchinson Cancer Center, LOC, 7.20%, due 01/01/2007.....     1,903,230
  1,750,000    Washington Health Care Facilities Authority, Fred
                 Hutchinson Cancer Center, LOC, 7.375%, due 01/01/2018....     1,910,598
  1,000,000    Wisconsin Health & Education Facility Authority,
                 Waukesha Memorial Hospital, Series A (AMBAC), 7.125%,
                 due 08/15/2007...........................................     1,085,570
                                                                             ------------
                                                                               4,899,398
                                                                             ------------
                              INDUSTRY DEVELOPMENT/
                        POLLUTION CONTROL REVENUE-15.72%
  5,000,000    Mayor & City Council of Baltimore Port Facility (DuPont),
                 6.50%, due 10/01/2011....................................     5,403,100
  3,665,000    Chicago Gas Supply (Peoples Gas), 6.875%, due 03/01/2015...     3,959,666
  1,500,000    Lordsburg Pollution Control (Phelps Dodge), 6.50%,
                 due 04/01/2013...........................................     1,596,690
  4,000,000    Lowndes County Solid Waste Disposal & Pollution Control
                 (Weyerhaeuser), 6.80%, due 04/01/2022....................     4,660,880
  4,370,000    Mercer County Pollution Control (Otter Tail Power),
                 6.90%, due 02/01/2019....................................     4,647,145
  6,000,000    San Diego Industrial Development (San Diego Gas & Electric),
                 Series A (AMBAC), 5.90%, due 06/01/2018..................     6,130,860
  5,000,000    Valdez Marine Term (Mobil Alaska Pipeline), 5.75%,
                 due 11/01/2028...........................................     4,910,500
                                                                             ------------
                                                                              31,308,841
                                                                             ------------
                       LEASE RENTAL/MUNICIPAL LEASE-2.78%
  1,250,000    California State Public Works Board Lease, Department of
                 Corrections, State Prison, Series E, 5.50%,
                 due 06/01/2015...........................................     1,244,300
  3,000,000    Orange County Recovery Certificate of Participation,
                 Series A (MBIA), 6.00%, due 07/01/2026...................     3,116,310
  1,173,000    Sacramento California Certificate of Participation,
                 5.55%, due 09/15/2004....................................     1,172,132
                                                                             ------------
                                                                               5,532,742
                                                                             ------------
                         PUBLIC FACILITIES REVENUE-3.54%
  4,000,000    Metropolitan Pier and Exposition Authority Dedicated
                 State Tax (FGIC), zero coupon, due 06/15/2008............     2,259,640
  6,000,000    Metropolitan Pier and Exposition Authority Dedicated
                 State Tax (FGIC), zero coupon, due 06/15/2009............     3,180,060
  1,500,000    Santa Fe County New Mexico Correctional System (FSA),
                 6.00%, due 02/01/2027....................................     1,612,350
                                                                             ------------
                                                                               7,052,050
                                                                             ------------
                               PREREFUNDED-16.53%
  4,000,000    Chicago Wastewater Transmission Revenue, 6.75%,
                 due 11/15/2020...........................................     4,377,160
  2,225,000    Colorado Springs Utilities System Revenue, 6.75%,
                 due 11/15/2021...........................................     2,470,017
  5,000,000    Illinois State Sales Tax Revenue, Series N, 7.00%,
                 due 06/15/2020...........................................     5,558,350
  7,000,000    Omaha Public Power District Electric, Series B,
                 6.15%, due 02/01/2012....................................     7,642,810
  2,750,000    Snohomish County School District #2 - Everett
                 General Obligation, 7.20%, due 12/01/2020................     3,024,835
  2,000,000    Spokane County Water District #3 Revenue, 7.60%,
                 due 01/01/2008...........................................     2,101,460
  3,500,000    University of Washington Revenue Bond (MBIA), 7.00%,
                 due 12/01/2021...........................................     3,812,590
  3,500,000    Washington Public Power Supply System Nuclear Project #2
                 Revenue, Series C, 7.625%, due 07/01/2010................     3,930,745
                                                                             ------------
                                                                              32,917,967
                                                                             ------------
                     TRANSPORTATION FACILITIES REVENUE-6.11%
  3,000,000    Massachusetts Bay Transportation Authority Revenue (FSA),
                 5.25%, due 03/01/2026....................................     2,861,010
  5,000,000    San Francisco California City & County Airport Commission
                 International Airport (FGIC), 5.625%, due 05/01/2021.....     4,999,550
  4,500,000    Texas State Turnpike Authority, Dallas Northway, President
                 George Bush Turnpike (FGIC), 5.25%, due 01/01/2023.......     4,308,075
                                                                             ------------
                                                                              12,168,635
                                                                             ------------
                             UTILITY REVENUE-18.94%
  1,235,000    Anchorage Electric Utility (MBIA), 6.50%, due 12/01/2013...     1,396,822
  2,775,000    Colorado Springs Utilities System, 6.75%, due 11/15/2021...     3,037,515
  6,000,000    Indiana Municipal Power Agency, Series A (MBIA),
                 6.125%, due 01/01/2013...................................     6,522,180
  5,000,000    Memphis Electric System, 5.625%, due 01/01/2002............     5,236,300
  5,000,000    North Carolina Eastern Municipal Power Agency,
                 Series B, 7.00%, due 01/01/2008..........................     5,575,400
  2,000,000    Omaha Public Power District Electric, Series C,
                 5.50%, due 02/01/2014....................................     2,051,460
  5,000,000    Orlando Utilities Commission Water & Electric,
                 6.00%, due 10/01/2010....................................     5,431,700
  5,000,000    Salt River Project Agricultural Improvement & Power District
                 Electrical System, Series C, 6.25%, due 01/01/2019.......     5,259,800
  3,000,000    Salt River Project Agriculture, Series A, 5.75%,
                 due 01/01/2009...........................................     3,207,210
                                                                             ------------
                                                                              37,718,387
                                                                             ------------
               TOTAL LONG-TERM MUNICIPAL OBLIGATIONS (cost $172,512,217)..   187,246,376
                                                                             ------------

                     SHORT-TERM MUNICIPAL OBLIGATIONS-3.62%
  2,200,000    Ascension Parish LA Pollution Control Revenue,
                 Variable Rate Demand Obligation, 4.15%*, due 12/01/2009..     2,200,000
    500,000    Garfield County, Oklahoma Industrial Authority,
                 Pollution Control Revenue, Variable Rate Demand
                 Obligation, 4.20%*, due 01/01/2025.......................       500,000
  1,500,000    Huntington Beach, California Multifamily Housing Revenue,
                 Variable Rate Demand Obligation, 4.00%*, due 07/01/2014..     1,500,000
    400,000    L.A. California Regional Airports, Improvement Corporate
                 Lease Revenue, Variable Rate Demand Obligation,
                 4.10%*, due 12/01/2024...................................       400,000
  1,100,000    Mansfield Texas Industrial Development, Variable Rate
                 Demand Obligation, 4.20%*, due 11/01/2026................     1,100,000
  1,500,000    Wilmington Hospital Revenue, Franciscan Health, Series A,
                 Variable Rate Demand Obligation, 4.10%*, due 07/01/2011..     1,500,000
                                                                             ------------
               TOTAL SHORT-TERM INVESTMENTS (cost $7,200,000).............     7,200,000
                                                                             ------------

                             OTHER INVESTMENT-1.26%
  2,515,907    Nuveen Tax-Exempt Money Market Fund,
                 3.56% (cost $2,515,907)..................................     2,515,907
                                                                             ------------
               TOTAL INVESTMENTS (cost $182,228,123)......................   196,962,283
               Other assets, net of liabilities...........................     2,167,088
                                                                             ------------
               NET ASSETS.................................................  $199,129,371
                                                                             ============

*Variable Rate Demand Obligations are payable on demand and are secured by letters of credit or other credit support.  The interest rate, which is subject to change periodically, is based on an index of market interest rates.

AMBAC = AMBAC Indemnity Corporation
CONNIE LEE = College Construction Loan Insurance Association
FGIC = Financial Guaranty Insurance Company
FSA = Financial Security Assurance
LOC = Letter of Credit
MBIA = Municipal Bond Insurance Association

FEDERAL INCOME TAX INFORMATION:
Net unrealized appreciation of investments at June 30, 1997, of $14,734,160, based on aggregate cost of $182,228,123, was composed of gross appreciation of $14,742,285 for investments having an excess of value over cost and gross depreciation of $8,125 for investments having an excess of cost over value.

OTHER INFORMATION:
Purchases and sales of investment securities, other than short-term investments, aggregated $15,724,032 and $26,902,917, respectively, during the six months ended
June 30, 1997.

See accompanying notes to financial statements.

FINANCIAL
INFORMATION
JUNE 30, 1997

                      STATEMENTS OF ASSETS AND LIABILITIES
                            JUNE 30, 1997 (UNAUDITED)

                                                COMPOSITE       COMPOSITE       COMPOSITE
                                             U.S. GOVERNMENT      INCOME        TAX-EXEMPT
                                             SECURITIES, INC.   FUND, INC.    BOND FUND INC.
                                             ----------------   ----------    --------------
ASSETS
Investments at market (identified cost
  $122,152,208, $84,833,119, and
  $182,228,123, respectively)...............   $121,557,004    $ 86,394,037    $196,962,283
Cash........................................         11,580           6,143          10,427
Prepaid expenses............................         12,337          11,777           8,861
Receivable for:
  Interest..................................        980,086       1,426,228       3,087,772
  Sale of Fund shares.......................        119,829         107,716          47,719
                                                -----------     -----------     -----------
Total assets................................    122,680,836      87,945,901     200,117,062
                                                -----------     -----------     -----------
LIABILITIES
Payable for:
  Repurchase of Fund shares.................        138,636         187,075         751,449
  Dividends.................................        158,012         117,410         178,316
  Accrued expenses and other payables.......         55,935          36,966          57,926
                                                -----------     -----------     -----------
Total liabilities...........................        352,583         341,451         987,691
                                                -----------     -----------     -----------
NET ASSETS..................................   $122,328,253    $ 87,604,450    $199,129,371
                                                ===========     ===========     ===========
COMPOSITION OF NET ASSETS
Capital stock, at par.......................   $      1,171    $     95,276    $      2,539
Additional paid-in capital..................    130,505,042     100,146,085     185,938,755
Accumulated net realized loss...............     (7,582,756)    (14,197,829)     (1,546,083)
Net unrealized appreciation (depreciation)
  of investments............................       (595,204)      1,560,918      14,734,160
                                                -----------     -----------     -----------
                                               $122,328,253    $ 87,604,450    $199,129,371
                                                ===========     ===========     ===========
SHARES OUTSTANDING..........................     11,714,902       9,527,625      25,389,185
                                                ===========     ===========     ===========
CLASS A SHARES:
  Net asset value and redemption price per share
   (net assets of $119,430,672, $80,301,577, and
   $192,464,935, respectively, for 11,437,387,
   8,734,395, and 24,539,546 shares outstanding,
   respectively)............................       $10.44          $ 9.19         $ 7.84
                                                   ======          ======         ======
  Maximum sales charge......................        4.00%           4.00%          4.00%
                                                   ======          ======         ======
  Maximum offering price per share..........       $10.88          $ 9.57         $ 8.17
                                                   ======          ======         ======
CLASS B SHARES:
  Net asset value, offering price and redemption
  price per share (net assets of $2,897,581,
  $7,302,873, and $6,664,436, respectively, for
  277,515, 793,230, and 849,640 shares outstanding,
  respectively).............................       $10.44          $ 9.21         $ 7.84
                                                   ======          ======         ======

On sales of $50,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions for Class B shares.

See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

                                                COMPOSITE       COMPOSITE       COMPOSITE
                                             U.S. GOVERNMENT      INCOME        TAX-EXEMPT
                                             SECURITIES, INC.   FUND, INC.    BOND FUND INC.
                                             ----------------   ----------    --------------
INVESTMENT INCOME
  Interest income...........................   $ 4,610,844     $ 3,382,296     $ 5,805,302
                                               -----------     -----------     -----------
Expenses:
  Management fees...........................       405,280         277,115         496,566
  Distribution expenses - Class A...........       115,176          74,059         180,466
  Distribution expenses - Class B...........        14,439          35,477          29,073
  Shareholder servicing - Class A...........        57,287          46,189          42,896
  Shareholder servicing - Class B...........         1,431           4,133           2,272
  Postage, printing and office expense......        38,042          29,476          33,733
  Custodial fees............................        19,161           8,420           9,093
  Registration and filing fees..............        10,714          11,019           8,237
  Auditing and legal fees...................         6,241           5,843           6,658
  Directors' fees...........................         5,057           5,057           5,057
  Insurance.................................         2,278           1,862           3,517
                                               -----------     -----------     -----------
Total expenses..............................       675,106         498,650         817,568
Fees paid indirectly........................          (889)           (807)         (1,179)
                                               -----------     -----------     -----------
Net expenses................................       674,217         497,843         816,389
                                               -----------     -----------     -----------
Net investment income.......................     3,936,627       2,884,453       4,988,913
                                               -----------     -----------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)....................      (747,914)        639,526         445,364
Net change in unrealized appreciation
  or depreciation...........................       326,683        (328,204)       (183,704)
Net realized and unrealized                    -----------     -----------     -----------
  gain (loss) on investments................      (421,231)        311,322         261,660
                                               -----------     -----------     -----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ...................  $ 3,515,396     $ 3,195,775     $ 5,250,573
                                               ===========     ===========     ===========
See accompanying notes to financial statements.

                              STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)


                                         COMPOSITE                   COMPOSITE                    COMPOSITE
                                      U.S. GOVERNMENT                 INCOME                   TAX-EXEMPT BOND
                                      SECURITIES, INC.               FUND, INC.                   FUND, INC.
                                  ------------------------   --------------------------   --------------------------
                                  SIX MONTHS                  SIX MONTHS                   SIX MONTHS
                                    ENDED         YEAR          ENDED          YEAR          ENDED          YEAR
                                   JUNE 30,       ENDED        JUNE 30,        ENDED        JUNE 30,        ENDED
                                    1997       DECEMBER 31,      1997       DECEMBER 31,      1997       DECEMBER 31,
                                 (UNAUDITED)      1996       (UNAUDITED)       1996       (UNAUDITED)       1996
                                 ------------  ------------  -------------  ------------  -------------  ------------
OPERATIONS
Net investment income........... $  3,936,627  $  9,447,418  $  2,884,453   $  6,205,553  $  4,988,913   $ 10,608,652
Realized gain (loss)............     (747,914)     (386,962)      639,526      1,098,430       445,364     (1,336,656)
Net change in unrealized
  appreciation or depreciation..      326,683    (6,198,006)     (328,204)    (4,354,365)     (183,704)    (4,335,561)
Net increase in net assets       ------------  ------------  -------------  ------------  -------------  ------------
  resulting from operations.....    3,515,396     2,862,450     3,195,775      2,949,618     5,250,573      4,936,435

DIVIDENDS TO SHAREHOLDERS
 Dividends from net investment income:
  Class A.......................   (3,860,714)   (9,312,060)   (2,680,346)    (5,877,677)   (4,868,975)   (10,445,418)
  Class B.......................      (75,913)     (135,358)     (204,107)      (327,876)     (119,938)      (163,235)

NET CAPITAL
SHARE TRANSACTIONS
  Class A.......................  (18,312,597)  (32,648,901)   (6,633,642)    (7,741,496)  (11,387,189)   (20,829,678)
  Class B.......................      (59,913)      840,035       147,492      2,790,064     1,383,117      2,636,917
                                 ------------  ------------  -------------  ------------  -------------  ------------
Total decrease in net assets....  (18,793,741)  (38,393,834)   (6,174,828)    (8,207,367)   (9,742,412)   (23,864,979)

NET ASSETS
Beginning of the period.........  141,121,994   179,515,828    93,779,278    101,986,645   208,871,783    232,736,762
                                 ------------  ------------  -------------  ------------  -------------  ------------
End of the period............... $122,328,253  $141,121,994  $ 87,604,450   $ 93,779,278  $199,129,371   $208,871,783
                                 ============  ============  =============  ============  =============  ============

See accompanying notes to financial statements.

                                          FINANCIAL HIGHLIGHTS
                            (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


COMPOSITE U.S. GOVERNMENT SECURITIES, INC.

CLASS A                                           SIX MONTHS
                                                    ENDED                                          TEN MONTHS
                                                  JUNE 30,         YEARS ENDED DECEMBER 31,           ENDED
                                                    1997      ------------------------------------   DEC. 31,
                                                 (UNAUDITED)   1996      1995      1994      1993    1992(3)
                                                  ---------   ------    ------    ------    ------   ------
NET ASSET VALUE, BEGINNING OF PERIOD ...........  $ 10.46    $ 10.84   $  9.64   $ 10.79   $ 10.63  $ 10.53
INCOME FROM INVESTMENT OPERATIONS                  ------     ------    ------    ------    ------   ------
 Net investment income..........................     0.31       0.63      0.63      0.63      0.69     0.62
 Net realized and unrealized gain (loss)........    (0.02)     (0.38)     1.20     (1.15)     0.16     0.10
                                                   ------     ------    ------    ------    ------   ------
   Total from investment operations.............     0.29       0.25      1.83     (0.52)     0.85     0.72
                                                   ------     ------    ------    ------    ------   ------
 DIVIDENDS TO SHAREHOLDERS
 Dividends from net investment income...........    (0.31)     (0.63)    (0.63)    (0.63)    (0.69)   (0.62)
                                                   ------     ------    ------    ------    ------   ------
NET ASSET VALUE, END OF PERIOD .................  $ 10.44    $ 10.46   $ 10.84   $  9.64   $ 10.79   $ 10.63
                                                   ======     ======    ======    ======    ======    ======
TOTAL RETURN (1) ...............................    2.87%      2.48%    19.45%    -4.91%     8.12%     7.03%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period ($1,000's)...........  $119,431   $138,159  $177,310  $188,068  $268,112  $207,501
 Ratio of expenses to average net assets(2) ....   1.02%(5)    0.97%     1.01%     0.97%     0.99%    0.99%(5)
 Ratio of net income to average net assets......   6.09%(5)    6.01%     6.08%     6.19%     6.29%    6.98%(5)
 Portfolio turnover rate  ......................     10%(5)      16%        8%       34%       51%      11%(5)

                                                 SIX MONTHS
                                                   ENDED       YEARS ENDED       MARCH 30,
CLASS B                                           JUNE 30,     DECEMBER 31,         TO
                                                    1997     ----------------    DEC. 31,
                                                (UNAUDITED)   1996      1995     1994(4)
                                                 ---------   ------    ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD ...........  $10.46     $10.84    $ 9.64    $10.24
 INCOME FROM INVESTMENT OPERATIONS                ------     ------    ------    ------
 Net investment income..........................    0.27       0.54      0.54      0.41
 Net realized and unrealized gain (loss)........   (0.02)     (0.38)     1.20     (0.60)
                                                  ------     ------    ------    ------
   Total from investment operations.............    0.25       0.16      1.74     (0.19)
                                                  ------     ------    ------    ------
 DIVIDENDS TO SHAREHOLDERS
 Dividends from net investment income...........   (0.27)     (0.54)    (0.54)    (0.41)
                                                  ------     ------    ------    ------
NET ASSET VALUE, END OF PERIOD .................  $10.44     $10.46    $10.84    $ 9.64
                                                  ======     ======    ======    ======
TOTAL RETURN (1) ...............................   2.43%      1.58%    18.48%    -1.86%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period ($1,000's)...........  $2,898     $2,963    $2,206    $1,063
 Ratio of expenses to average net assets(2) ....  1.85%(5)    1.85%     1.84%    1.76%(5)
 Ratio of net income to average net assets......  5.24%(5)    5.14%     5.20%    5.43%(5)
 Portfolio turnover rate  ......................    10%(5)      16%        8%      34%

(1) Total returns do not reflect a sales charge and are not annualized.
(2) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995.
(3) Change in Fund's fiscal year end.
(4) From the commencement of offering Class B shares.
(5) Annualized.

COMPOSITE INCOME FUND, INC.

CLASS A
                                                 SIX MONTHS                                            THREE
                                                    ENDED                                              MONTHS
                                                  JUNE 30,         YEARS ENDED DECEMBER 31,            ENDED
                                                    1997      ------------------------------------    DEC. 31,
                                                 (UNAUDITED)   1996      1995      1994      1993     1992(3)
                                                  ---------   ------    ------    ------    ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $ 9.15     $ 9.44    $ 8.29    $ 9.33    $ 8.99    $ 9.17
 INCOME FROM INVESTMENT OPERATIONS                 ------     ------    ------    ------    ------    ------
 Net investment income..........................     0.30       0.59      0.59      0.60      0.61      0.16
 Net realized and unrealized gain (loss)........     0.04      (0.29)     1.15     (1.04)     0.34     (0.18)
                                                   ------     ------    ------    ------    ------    ------
   Total from investment operations.............     0.34       0.30      1.74     (0.44)     0.95     (0.02)
                                                   ------     ------    ------    ------    ------    ------
 DIVIDENDS TO SHAREHOLDERS
 Dividends from net investment income...........    (0.30)     (0.59)    (0.59)    (0.60)    (0.61)    (0.16)
                                                   ------     ------    ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD .................   $ 9.19     $ 9.15    $ 9.44    $ 8.29    $ 9.33    $ 8.99
                                                   ======     ======    ======    ======    ======    ======
TOTAL RETURN (1) ...............................    3.76%      3.46%    21.58%    -4.82%    10.82%    -0.23%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period ($1,000's)...........   $80,302    $86,657   $97,534   $88,102   $104,876  $86,425
 Ratio of expenses to average net assets(2) ....   1.06%(5)    1.03%     1.08%     1.04%      1.08%   0.95%(5)
 Ratio of net income to average net assets......   6.57%(5)    6.52%     6.59%     6.83%      6.58%   6.94%(5)
 Portfolio turnover rate  ......................     19%(5)      42%       43%       26%        51%     87%(5)

                                                 SIX MONTHS
                                                   ENDED       YEARS ENDED       MARCH 30,
CLASS B                                           JUNE 30,     DECEMBER 31,         TO
                                                    1997     ----------------    DEC. 31,
                                                (UNAUDITED)   1996      1995     1994(4)
                                                 ---------   ------    ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $ 9.17    $ 9.46    $ 8.30    $ 8.85
 INCOME FROM INVESTMENT OPERATIONS                 ------    ------    ------    ------
 Net investment income..........................     0.26      0.52      0.51      0.40
 Net realized and unrealized gain (loss)........     0.04     (0.29)     1.16     (0.55)
                                                   ------    ------    ------    ------
   Total from investment operations.............     0.30      0.23      1.67     (0.15)
                                                   ------    ------    ------    ------
 DIVIDENDS TO SHAREHOLDERS
 Dividends from net investment income...........    (0.26)    (0.52)    (0.51)    (0.40)
                                                   ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD .................   $ 9.21    $ 9.17    $ 9.46    $ 8.30
                                                   ======    ======    ======    ======
TOTAL RETURN (1) ...............................    3.34%     2.59%    20.70%    -1.67%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period ($1,000's)...........   $7,303    $7,122    $4,452    $2,299
 Ratio of expenses to average net assets(2) ....   1.88%(5)   1.89%     1.91%    1.80%(5)
 Ratio of net income to average net assets......   5.74%(5)   5.69%     5.73%    6.25%(5)
 Portfolio turnover rate  ......................     19%(5)     42%       43%      26%

(1) Total returns do not reflect a sales charge and are not annualized.
(2) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995.
(3) Change in Fund's fiscal year end.
(4) From the commencement of offering Class B shares.
(5) Annualized.

                         (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

COMPOSITE TAX-EXEMPT BOND FUND, INC.

CLASS A
                                                 SIX MONTHS
                                                    ENDED
                                                  JUNE 30,             YEARS ENDED DECEMBER 31,
                                                    1997     --------------------------------------------
                                                 (UNAUDITED)  1996      1995      1994      1993      1992
                                                  ---------  ------    ------    ------    ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD ...........  $ 7.83     $ 8.02    $ 7.13    $ 8.04    $ 7.58    $ 7.42
 INCOME FROM INVESTMENT OPERATIONS                 ------    ------    ------    ------    ------    ------
 Net investment income..........................    0.19       0.38      0.38      0.39      0.40      0.42
 Net realized and unrealized gain (loss)........    0.01      (0.19)     0.89     (0.91)     0.54      0.23
                                                   ------     ------   ------    ------    ------    ------
   Total from investment operations.............    0.20       0.19      1.27     (0.52)     0.94      0.65
                                                   ------     ------   ------    ------    ------    ------
 DIVIDENDS TO SHAREHOLDERS
 Dividends from net investment income...........   (0.19)     (0.38)    (0.38)    (0.39)    (0.40)    (0.42)
 Distributions from net realized gains..........       -          -         -         -     (0.08)    (0.07)
                                                   ------     ------   ------    ------    ------    ------
   Total from distributions.....................   (0.19)     (0.38)    (0.38)    (0.39)    (0.48)    (0.49)
                                                   ------     ------   ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD .................  $ 7.84     $ 7.83    $ 8.02    $ 7.13    $ 8.04    $ 7.58
                                                   ======    ======    ======    ======    ======    ======
TOTAL RETURN (1) ...............................    2.62%     2.52%    18.25%    -6.53%    12.54%     9.00%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period ($1,000's)...........  $192,465   $203,606  $230,055  $215,438  $259,045  $186,861
 Ratio of expenses to average net assets(2) ....  0.79%(4)     0.75%     0.81%     0.79%     0.81%     0.78%
 Ratio of net income to average net assets......  4.97%(4)     4.90%     5.03%     5.23%     4.97%     5.56%
 Portfolio turnover rate  ......................    17%(4)       22%        8%       12%       19%       30%

                                                 SIX MONTHS
                                                   ENDED       YEARS ENDED      MARCH 30,
CLASS B                                           JUNE 30,     DECEMBER 31,        TO
                                                    1997     ----------------   DEC. 31,
                                                (UNAUDITED)   1996      1995    1994(3)
                                                 ---------   ------    ------   ------
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $ 7.83    $ 8.02    $ 7.13   $ 7.49
 INCOME FROM INVESTMENT OPERATIONS                 ------    ------    ------   ------
 Net investment income..........................     0.16      0.31      0.32     0.25
 Net realized and unrealized gain (loss)........     0.01     (0.19)     0.89    (0.36)
                                                   ------    ------    ------   ------
   Total from investment operations.............     0.17      0.12      1.21    (0.11)
                                                   ------    ------    ------   ------
 DIVIDENDS TO SHAREHOLDERS
 Dividends from net investment income...........    (0.16)    (0.31)    (0.32)   (0.25)
                                                   ------    ------    ------   ------
NET ASSET VALUE, END OF PERIOD .................   $ 7.84    $ 7.83    $ 8.02   $ 7.13
                                                   ======    ======    ======   ======
TOTAL RETURN (1) ...............................    2.19%     1.61%    17.30%   -1.46%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period ($1,000's)...........   $6,664    $5,266    $2,682   $1,258
 Ratio of expenses to average net assets(2) ....   1.63%(4)   1.65%     1.62%   1.58%(4)
 Ratio of net income to average net assets......   4.11%(4)   4.01%     4.18%   4.53%(4)
 Portfolio turnover rate  ......................     17%(4)     22%        8%     12%

(1) Total returns do not reflect a sales charge and are not annualized.
(2) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995.
(3) From the commencement of offering Class B shares.
(4) Annualized.

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - ACCOUNTING POLICIES
   Composite U.S. Government Securities, Inc., Composite Income Fund, Inc., and Composite Tax-Exempt Bond Fund, Inc. (together the "Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies.
   Each Fund offers both Class A and Class B shares. The two classes of shares differ in their respective sales charges, shareholder servicing fees, and distribution and service fees.
   Following is a summary of significant accounting policies, in conformity with generally accepted accounting principles, which are consistently followed by each Fund in the preparation of its financial statements.
a. Investment securities are stated on the basis of valuations provided by an independent pricing service, approved by the Boards of Directors, which uses information with respect to last reported sales price for securities traded on a national securities exchange or securities traded over-the-counter, or valuations based upon transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not currently quoted as described above will be priced at fair market value as determined in good faith in a manner prescribed by the Boards of Directors.
b. Each Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
c. Income and expenses (other than expenses attributable to a specific class) are allocated daily to each class based on the value of settled shares outstanding. Gains and losses are allocated daily to each class based on value of shares outstanding. Dividends are declared separately for each class. Neither class has preferential dividend rights; differences in per-share dividend rates are generally due to differences in separate class expenses, including distribution and service fees.
d. Interest income is earned from the settlement date on securities purchased and is recorded on the accrual basis.
e. Dividends to shareholders are recorded on a daily basis and distributed monthly.
f. Security transactions are accounted for on the trade date (execution date of the order to buy or sell). The cost of investments sold is determined by use of the specific identification method for both financial reporting and federal income tax purposes.
g. Each Fund complies with requirements of the Internal Revenue Code applicable to regulated investment companies and distributes taxable income so that no provision for federal income or excise tax is required. Income dividends and capital gain distributions are determined in accordance with income tax regu-lations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carry-forwards, deferral of wash sales, and post-October losses. Expiring capital loss carry-forwards are charged to additional paid-in capital.
h. Custodial fees have been increased by $889, $807, and $1,179 for U.S. Government Securities, Income Fund, and Tax-Exempt Bond Fund, respectively, as a result of "expense offset arrangements." The Funds could have otherwise employed the assets to produce income if they had not entered into such arrangements. In accordance with the regulations, such amounts are added to net custodial fees and then reflected as a deduction, "fees paid indirectly" to derive net expenses. There were no "expense offset arrangements" other than custodial fees.
i. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
   The amounts of fees and expenses described below are shown on each Fund's statement of operations. Composite Research & Management Co. (the "Adviser") manages each Fund, Murphey Favre, Inc. (the "Distributor") is the principal underwriter and distributor, and Murphey Favre Securities Services, Inc. (the "Transfer Agent") is the shareholder servicing agent. Murphey Favre, Inc., recently formed Composite Funds Distributor, Inc. (CFDI) as successor in interest for the underwriter and distributor functions. The Board of Directors approved the transfer of the distribution contract to CFDI, effective July 14, 1997. All are affiliates of Washington Mutual Bank and Washington Mutual fsb and are subsidiaries of Washington Mutual, Inc.
   Management fees were paid by each Fund to the Adviser. For the U.S. Government Securities and Income Fund, the fees are based on an annual rate of 0.625% of average daily net assets and is reduced to 0.50% of average daily net assets in excess of $250 million. For the Tax-Exempt Bond Fund, the fee is based on an annual rate of 0.50% of average daily net assets and is reduced to 0.40% of average daily net assets in excess of $250 million. Under terms of each Fund's management contract, the Adviser has agreed to reimburse a Fund for expenses in excess of 1.50% of average daily net assets up to $30 million, and 1% of such assets over $30 million. The Income Fund and Tax-Exempt Bond Fund will be further reimbursed for expenses exceeding .75% of average daily net assets exceeding $130 million. No such reimbursement was required during the six months ended June 30, 1997.
   Directors' fees and expenses were paid directly by each Fund to directors having no affiliation with the Funds other than in their capacity as directors. Other officers and directors received no compensation from the Funds.
   Shareholder servicing fees were paid to the Transfer Agent for services incidental to issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. Under terms of the shareholder servicing agreement, the authorized monthly shareholder servicing fees are $1.45 and $1.55 ($1.60 and $1.70 prior to April 1, 1997) per Class A and Class B share accounts, respectively.
   Distribution expenses were paid to the Distributor in accordance with separate distribution plans for Class A and Class B shares. Each Fund's Board of Directors adopted the Plans pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Class A distribution plan provides that each Fund will reimburse the Distributor up to 0.25% of the average daily net assets attributable to Class A shares annually for a portion of its expenses incurred in distributing each Fund's Class A shares, including payment to brokers. The Class B distribution plan provides that the Funds will pay the Distributor a distribution fee, equal to 0.75% annually, and a service fee of 0.25% of the Funds' average daily net assets attributable to Class B shares.
   For the six months ended June 30, 1997, commissions (sales charges paid by investors) on the purchases of Class A shares totaled $34,723, $56,274, and
$110,842,  of  which  $30,811,  $53,164,  and  $104,469  was   retained  by  the
Distributor in the U.S. Government Securities, Income Fund, and Tax-Exempt Bond Fund, respectively. For the six months ended June 30, 1997, the Distributor received contingent deferred sales charges of $4,937, $11,590, and $7,803, for the U.S. Government Securities, Income Fund, and Tax-Exempt Bond Fund, respectively, upon redemption of Class B shares as reimbursement for sales commissions advanced by the Distributor at the time of such sales.

NOTE 3 -  CAPITAL STOCK
COMPOSITE U.S. GOVERNMENT SECURITIES, INC.
Capital stock authorized............. 1,000,000,000
Designated as:
  Class A shares.....................   600,000,000
  Class B shares.....................   400,000,000
Par value per share..................       $0.0001

                                                                   CLASS A                         CLASS B
                                                         ----------------------------   ----------------------------
                                                          SIX MONTHS         YEAR        SIX MONTHS          YEAR
                                                             ENDED           ENDED          ENDED            ENDED
                                                         JUNE 30, 1997     DEC. 31,     JUNE 30, 1997      DEC. 31,
                                                          (UNAUDITED)        1996        (UNAUDITED)         1996
SHARES                                                   -------------   ------------   -------------   -----------
Sold..................................................       256,211         749,623         17,080        113,842
Issued for reinvestment of dividends..................       272,103         655,835          5,917         10,765
                                                         -------------   ------------   -------------   -----------
                                                             528,314       1,405,458         22,997       124,607
Reacquired............................................    (2,295,144)     (4,553,107)       (28,633)      (44,911)
                                                         -------------   ------------   -------------   -----------
Net increase (decrease)...............................    (1,766,830)     (3,147,649)        (5,636)       79,696
                                                         =============   ============   =============   ===========
AMOUNT
Sold..................................................  $  2,656,563    $  7,854,380      $ 175,999     $1,194,334
Issued for reinvestment of dividends..................     2,817,210       6,819,272         61,269        111,800
                                                         -------------   ------------   -------------   -----------
                                                           5,473,773      14,673,652        237,268      1,306,134
Reacquired............................................   (23,786,370)    (47,322,553)      (297,181)      (466,099)
                                                         -------------   ------------   -------------   -----------
Net increase (decrease)...............................  $(18,312,597)   $(32,648,901)     $ (59,913)    $  840,035
                                                         =============   ============   ==============  ===========

COMPOSITE INCOME FUND, INC.
Capital stock authorized.............. 50,000,000
Designated as:
  Class A shares...................... 30,000,000
  Class B shares...................... 20,000,000
Par value per share...................      $0.01

                                                                   CLASS A                         CLASS B
                                                         ----------------------------   ----------------------------
                                                          SIX MONTHS         YEAR        SIX MONTHS          YEAR
                                                             ENDED           ENDED          ENDED            ENDED
                                                         JUNE 30, 1997     DEC. 31,     JUNE 30, 1997      DEC. 31,
                                                          (UNAUDITED)        1996        (UNAUDITED)         1996
SHARES                                                   -------------   ------------   -------------   -----------
Sold..................................................       490,968       1,208,364        147,806        383,465
Issued for reinvestment of dividends..................       216,615         477,619         19,060         30,990
                                                         -------------   ------------   -------------   -----------
                                                             707,583       1,685,983        166,866        414,455
Reacquired............................................    (1,440,448)     (2,547,839)      (150,609)      (108,355)
                                                         -------------   ------------   -------------   -----------
Net increase (decrease)...............................      (732,865)       (861,856)        16,257        306,100
                                                         =============   ============   =============   ===========
AMOUNT
Sold..................................................  $  4,462,003     $10,996,951     $1,344,867     $3,492,257
Issued for reinvestment of dividends..................     1,964,830       4,323,174        173,178        280,728
                                                         -------------   ------------   -------------   -----------
                                                           6,426,833      15,320,125      1,518,045      3,772,985
Reacquired............................................   (13,060,475)    (23,061,621)    (1,370,553)      (982,921)
                                                         -------------   ------------   -------------   -----------
Net increase (decrease)...............................  $ (6,633,642)    $(7,741,496)    $  147,492     $2,790,064
                                                         =============   ============   =============   ===========

COMPOSITE TAX-EXEMPT BOND FUND, INC.
Capital stock authorized............ 500,000,000
Designated as:
  Class A shares.................... 300,000,000
  Class B shares.................... 200,000,000
Par value per share.................     $0.0001

                                                                  CLASS A                         CLASS B
                                                         ----------------------------   ----------------------------
                                                          SIX MONTHS         YEAR        SIX MONTHS          YEAR
                                                             ENDED           ENDED          ENDED            ENDED
                                                         JUNE 30, 1997     DEC. 31,     JUNE 30, 1997      DEC. 31,
                                                          (UNAUDITED)        1996        (UNAUDITED)         1996
SHARES                                                   -------------   ------------   -------------   -----------
Sold..................................................        652,450       1,460,406       231,138        390,317
Issued for reinvestment of dividends..................        486,451       1,037,464        11,712         26,578
                                                         -------------   ------------   -------------   -----------
                                                            1,138,901       2,497,870       242,850        416,895
Reacquired............................................     (2,601,765)     (5,197,278)      (65,585)       (79,060)
                                                         -------------   ------------   -------------   -----------
Net increase (decrease)...............................     (1,462,864)     (2,699,408)      177,265        337,835
                                                         =============   ============   =============   ===========
AMOUNT
Sold..................................................   $  5,096,603    $ 11,398,132    $1,799,162     $3,119,779
Issued for reinvestment of dividends..................      3,765,486       8,078,800        92,067        128,510
                                                         -------------   ------------   -------------   -----------
                                                            8,862,089      19,476,932     1,891,229      3,248,289
Reacquired............................................    (20,249,278)    (40,306,611)     (508,112)      (611,372)
                                                         -------------   ------------   -------------   -----------
Net increase (decrease)...............................   $(11,387,189)   $(20,829,679)   $1,383,117     $2,636,917
                                                         =============   ============   =============   ===========

                  ===========================================
                  -------------------------------------------
                    For further information, please contact:
                                  FUND OFFICES
                            Composite Group of Funds
                         601 W. Main Avenue, Suite 300
                             Spokane, WA 99201-0613
                             Phone: (509) 353-3550
                           Toll free: (800) 543-8072
                  -------------------------------------------
                  ===========================================

                                     ADVISER
                       Composite Research & Management Co.
              1201 Third Avenue, Suite 1400  Seattle, WA 98101-3015

                                   DISTRIBUTOR
                        Composite Funds Distributor, Inc.
              601 W. Main Avenue, Suite 300  Spokane, WA 99201-0613

                                    CUSTODIAN
                        Investors Fiduciary Trust Company
                  127 W. 10th Street  Kansas City, MO 64105-1716

                         INDEPENDENT PUBLIC ACCOUNTANTS
                             LeMaster & Daniels PLLC
            601 W. Riverside Avenue, Suite 700  Spokane, WA 99201-0614

                                     COUNSEL
                   Paine, Hamblen, Coffin, Brooke & Miller LLP
            717 W. Sprague Avenue, Suite 1200  Spokane, WA 99204-0464


                                    OFFICERS
                                   President
                                William G. Papesh
                                 Vice President
                                 Gene G. Branson
                           Vice President & Treasurer
                                 Monte D. Calvin
                                   Secretary
                                  John T. West

                               BOARD OF DIRECTORS
                                     Members
                             Wayne L. Attwood, M.D.
                                Kristianne Blake
                                 Anne V. Farrell
                                Michael K. Murphy
                                William G. Papesh
                                  Dan Pavelich
                                   Jay Rockey
                                Richard C. Yancey

             This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or
                     accompanied by an effective prospectus.

                                 [RECYCLE LOGO]
                                                                (8/97)
                                                                50035

                                 COMPOSITE GROUP
                                      BOND
                                      FUNDS

                                   SEMIANNUAL
                                     REPORT


                                    JUNE 30,
                                      1997

                                    COMPOSITE
                                 U.S. GOVERNMENT
                                SECURITIES, INC.

                                    COMPOSITE
                                INCOME FUND, INC.

                                    COMPOSITE
                                 TAX-EXEMPT BOND
                                   FUND, INC.